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BINDING LETTER AGREEMENT
LASSEN ENERGY, INC. AND
NATCO INTERNATIONAL INC.


                            NATCO INTERNATIONAL INC.
                                   Suite 204
                              13569- 76[th] Avenue
                                  Surrey, B.C.
                                    V3W 2W3
                                     Canada
                           Telephone: (604) 592-0047
                           Facsimile: (604) 599-0912

                                                        Dated: February 19, 2008

LASSEN ENERGY, INC.
Suite 108A #327
300 Carlsbad Village Dr.
Carlsbad, CA 92008

Attn: Darry Boyd, Chief Executive Officer

Dear Sir:

RE:  PURCHASE AND SALE OF SHARES IN LASSEN ENERGY, INC. ("LASSEN")

Further to our various discussions to date, this letter shall, upon acceptance, constitute the binding letter agreement ("Letter Agreement") between Natco International Inc., a public company whose shares are listed on the NASD Over-the-Counter Bulletin Board ("OTCBB") ("NATCO"), Lassen and the undersigned holders of all the issued and outstanding shares of Lassen (collectively referred to as the "SHAREHOLDERS"), with respect to the proposed purchase by NATCO of all of the shares of Lassen (the "SHARES") from the Shareholders in exchange for newly issued common shares of NATCO, all on the following terms and conditions.


DEFINITIONS


ANY CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE EXPRESSLY DEFINED SHALL HAVE
      THE MEANINGS SET OUT IN THE ATTACHED SCHEDULE "A".


PURCHASE AND SALE


ON  THE FIFTH BUSINESS DAY AFTER RECEIPT OR WAIVER OF THE APPROVALS (HEREINAFTER
      DEFINED) OR SUCH OTHER DAY AS LASSEN AND NATCO MAY AGREE TO IN WRITING (THE "Closing Date"), THE SHAREHOLDERS SHALL, SUBJECT TO COMPLETION OR WAIVER OF THE CONDITIONS (HEREIN DEFINED), SELL AND TRANSFER THE SHARES TO NATCO FREE AND CLEAR OF ALL LIENS AND ENCUMBRANCES IN CONSIDERATION OF THE ISSUANCE OF 32,375,000 COMMON SHARES OF NATCO, REPRESENTING 92.5% OF THE ISSUED AND OUTSTANDING COMMON SHARES OF NATCO, TO THE SHAREHOLDERS (COLLECTIVELY, THE "Exchanged Shares").


THE  PARTIES  HEREBY  ACKNOWLEDGE  THAT IT IS THEIR INTENT TO MINIMIZE  THE  TAX
      CONSEQUENCES TO THE SHAREHOLDERS, LASSEN AND NATCO ARISING FROM THE PROPOSED PURCHASE AND SALE AND OTHER TRANSACTIONS CONTEMPLATED HEREIN AND AGREE THAT, WHERE REASONABLY POSSIBLE, SUCH TRANSACTION SHALL BE STRUCTURED SO AS TO MINIMIZE THE TAX PAYABLE BY THE PARTIES WITH RESPECT TO SUCH TRANSACTIONS.


CLOSING


THE  COMPLETION  OF  THE TRANSACTIONS CONTEMPLATED HEREIN (THE "Closing")  SHALL
      TAKE PLACE ON THE CLOSING DATE AT THE OFFICE OF NATCO'S SOLICITORS, LESCHERT AND COMPANY, SUITE 2760, 200 GRANVILLE STREET, VANCOUVER, BRITISH COLUMBIA, CANADA AT 10:00 A.M., LOCAL TIME, OR AT SUCH OTHER TIME AND PLACE AS THE PARTIES MAY AGREE TO IN WRITING.


PRELIMINARY TRANSACTIONS AND DUE DILIGENCE REVIEW


UPON EXECUTION OF THIS LETTER  AGREEMENT  OR  AS SOON AS PRACTICABLE THEREAFTER,
      THE SHAREHOLDERS AND LASSEN SHALL:


      Permit an auditor chosen by NATCO to prepare audited financial statements for the most recently completed fiscal year of Lassen, with unqualified audit opinions thereon, and deliver same to NATCO or its advisors, with all expenses to be paid by NATCO;


      Deliver the minute book, copies of all material contracts and other documents pertaining to the assets, property, business and affairs of Lassen, as may be requested by NATCO hereunder;


      Subject to the execution by NATCO of a non-disclosure agreement and any third parties, provide NATCO with copies of all of its intellectual property of every nature, whether registered or unregistered, including, without limitation, all copyrights, patents, patent rights, trade-marks, certification marks and industrial designs, applications of any of the foregoing, drawings and designs, processes, prototypes and technology together with all rights under any license agreement, sublicense agreement, strategic alliance, technology transfer agreement, development agreement and any other agreements or arrangements relating to any of the foregoing, except for any trade secrets that are owned by Lassen (collectively, the "IP Documents");


      Provide complete access to NATCO and any third party experts retained by NATCO to inspect and approve of Lassen's technologies including, without limitation, any proprietary manufacturing information, prototypes, research data, unpatented blue prints, drawings and designs, formulae, calculations, processes, and test models, except for any trade secrets;


      Provide NATCO with copies of any engineering studies, reports, designs and other documents pertaining to the design, operation and application of Lassen's technologies, except for any trade secrets; and


      Provide NATCO or its nominee with such other information and documents in their possession and control as NATCO may consider necessary or advisable in order to inspect and approve of Lassen, its assets, technologies, property, contracts and prospects;



ON OR BEFORE MARCH 15[TH],  2008  OR SUCH LATER DATE AS THE PARTIES MAY AGREE TO
      IN WRITING (THE "Review Date"), NATCO SHALL:


       complete, to its satisfaction the following due diligence reviews (the "DUE DILIGENCE REVIEWS")


            review and approval by NATCO and such third party experts as NATCO or its advisors may specify of Lassen's technologies and the documents described in paragraph 4.1, subject to execution and delivery of such confidentiality agreements as Lassen may reasonably require;


APPROVALS


THE  OBLIGATIONS OF THE PARTIES PURSUANT  TO  THIS  LETTER  AGREEMENT  SHALL  BE
      SUBJECT TO RECEIPT OF THE FOLLOWING APPROVALS (THE "Approvals"):


      the   approval  of  the  shareholders  and  directors  of  Lassen  to  any transaction contemplated herein requiring such approval;


      the approval of the directors of NATCO and any authorities having jurisdiction with respect to NATCO or any or all of the operations comprising the proposed transaction or whose approval or consent must be obtained to implement or carry out the operation thereof as now contemplated ("Regulatory Authorities"); and


      completion, to the satisfaction of NATCO, of the Due Diligence Reviews.


THE  FOREGOING  APPROVALS  MAY  BE WAIVED AT ANY TIME BY NATCO IN WRITING AT ANY
      TIME.


CONDITIONS


THE OBLIGATIONS OF NATCO PURSUANT  TO  THIS  LETTER  AGREEMENT  ARE  SUBJECT  TO
      FULFILLMENT OF THE FOLLOWING CONDITIONS ON OR BEFORE THE DATE SPECIFIED BELOW (COLLECTIVELY, THE "Conditions"):


      on or before the Review Date,


            Lassen and the Shareholders shall have provided NATCO with all of the documents and information considered necessary or advisable for NATCO to complete its Due Diligence Reviews;


            NATCO shall have completed the Due Diligence Reviews to its satisfaction;


            Lassen shall, where appropriate, have cancelled any existing agreement or obligation affecting the Shares which may be required by NATCO and shall deliver to NATCO copies of cancellation agreements, duly executed by all holders of such options or rights, in the form and on terms specified by NATCO; and


            NATCO shall have completed the Due Diligence Reviews to its satisfaction and shall have received such satisfactory assurances from Regulatory Authorities in connection therewith as NATCO and its advisors may consider advisable.


      On or before March 31[st], 2008 or such later date as the parties may agree to in writing (the "AGREEMENT DATE"):


            the Shareholders and Lassen shall have executed and delivered a formal agreement pertaining to the transactions contemplated herein (the "FORMAL AGREEMENT") to be entered into between NATCO, Lassen and the Shareholders substantially in the form attached herein as Schedule "B", together with such additional provisions and amendments as may be agreed upon between the parties;


            Lassen and NATCO shall have settled the form of any agreements or instruments to be executed and/or delivered by the Shareholders or Lassen under or in connection with the Formal Agreement; and

            (iii) prepare all documents necessary or desirable for filing with the US Securities and Exchange Commission ("SEC") or the National Association of Securities Dealers ("NASD") in conjunction with any transactions contemplated herein.

      on or before the Closing Date:


            all necessary Approvals shall have been obtained or waived in writing by NATCO;


            all covenants, agreements and obligations to be performed or complied with hereunder on the part of the Shareholders and Lassen at or prior to the Closing, including in particular, the Shareholders' obligation to deliver the share certificates, documents and instruments herein provided for, shall have been performed and complied with as and when required hereunder;


            the representations and warranties of the Shareholders and Lassen contained herein and in the Formal Agreement or any document delivered thereunder or in connection therewith shall be true and correct in all material respects at and as of the Closing, except as may be in writing disclosed to and approved by NATCO; and


            provision by the directors of Lassen of such further representations, warranties and covenants respecting the status of Lassen, its assets and prospects as well as respecting the transferability of the Shares and other matters as NATCO may reasonably request.


THE ABOVE STATED CONDITIONS SHALL  BE FOR THE EXCLUSIVE BENEFIT OF NATCO AND MAY
      BE WAIVED, IN WHOLE OR IN PART, BY NATCO AT ANY TIME.


THE OBLIGATIONS OF LASSEN AND SHAREHOLDERS PURSUANT TO THIS LETTER AGREEMENT ARE
      SUBJECT TO FULFILLMENT OF THE FOLLOWING CONDITIONS ON OR BEFORE THE DATE SPECIFIED BELOW:


      on or before the Agreement Date:


            NATCO shall have executed and delivered the Formal Agreement;


      on or before the Closing Date:


            NATCO shall have paid or settled all of its outstanding indebtedness, accounts payable and liabilities such that the rights of any creditors thereunder are extinguished to the satisfaction of Lassen;


            NATCO shall have completed a reverse split of its outstanding common shares ("Share Split") on such a basis as may be necessary so that the number of common shares outstanding immediately prior to Closing ("Pre Split") will be increased to such number of common shares following completion of the Share Split ("Post Split") that will, after Closing, represent 7.5% of the common shares of NATCO then issued and outstanding;


            all covenants, agreements and obligations to be performed or complied with hereunder on the part of NATCO at or prior to the Closing shall have been performed and complied with as at the Closing; and


            the representations and warranties of NATCO contained herein and in the Formal Agreement or any document delivered thereunder or in connection therewith shall be true and correct in all material respects at and as of the Closing, except as may be in writing disclosed to and approved by Lassen and Shareholders.


THE ABOVE STATED CONDITIONS SHALL BE FOR THE  EXCLUSIVE  BENEFIT  OF  LASSEN AND
      SHAREHOLDERS AND MAY BE WAIVED, IN WHOLE OR IN PART, BY LASSEN AND THE SHAREHOLDERS AT ANY TIME.

6.5 NATCO agrees to indemnify, defend and hold Lassen and the Shareholders harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against Lassen and the Shareholders which arise out of, or result from (i) any breach by NATCO in performing any of its covenants or agreements under this Letter Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by NATCO under this Letter Agreement, (ii) a failure of any representation or warranty in this section 6.5, (iii) any untrue statement made by NATCO in this Letter Agreement or (iv) any lawsuits arising out of previous business dealings involving NATCO.

REPRESENTATIONS AND WARRANTIES


THE SHAREHOLDERS AND LASSEN ACKNOWLEDGE  THAT,  AS PART OF THE FORMAL AGREEMENT,
      THEY WILL BE REQUIRED TO JOINTLY AND SEVERALLY REPRESENT, WARRANT AND COVENANT TO NATCO, EFFECTIVE AS AT THE TIME OF CLOSING ON THE CLOSING DATE, AMONG OTHER THINGS, THAT:


      the Shares are validly issued and outstanding as fully paid and non-assessable shares and the Shareholders are the beneficial owners of and have the right and authority to dispose of and give good and marketable title to the Shares free and clear of all liens, charges, encumbrances and restrictions on transfer of any nature whatsoever save those existing pursuant to applicable securities legislation;


      Lassen is duly incorporated and in good standing with respect to its annual corporate filings under the laws of the State of California;


      the authorized capital of Lassen consists of 1,000,000,000 common shares,par value $1.00 per share, of which 32,375,000 common shares are issued and outstanding and there are no individuals or companies who or which beneficially own, directly or indirectly, any of the issued and outstanding shares of Lassen other than the Shareholders;


      prior to the Closing Date, Lassen will amend its Articles of Incorporation for the sole purpose of amending the par value of its common shares to $.001 per share;


      there are no options, warrants, rights or agreements outstanding with respect to the issued or unissued shares and there are no securities convertible or exchangeable into shares of Lassen except as have been in writing disclosed to and approved by NATCO prior to the Review Date;


      Lassen is not indebted to the Shareholders and the Shareholders are not indebted to Lassen, except as has been in writing disclosed to and approved by NATCO prior to the Review Date;


      all material transactions of Lassen have been promptly or properly recorded or filed in or with its respective books and records;


      Lassen is not a party to or threatened with any litigation action, suit or proceeding in any court or before any administrative tribunal which affects or may affect Lassen or its assets nor, to the knowledge of the Shareholders and Lassen after due inquiry, is any such action, suit or proceeding pending or threatened nor is there any basis therefor;


      Lassen has made and filed any and all tax returns and other filings as and when required by the relevant taxation authority, all of which are accurate and complete in every material respect, and has made and remitted all required employee deductions, tax remittances and other payments required by law as and when required and is not currently required to make any further assessment, reassessment, demand for payment or filing nor, to the knowledge of the Shareholders and Lassen, after due inquiry, is any such action or proceeding pending or threatened;


      Lassen beneficially owns all right, title and interest in and to each of the material assets or which are now used by it or are now held by it for use hereafter to gain revenue from operations, free and clear of all liens, charges and encumbrances whatsoever, except as has been in writing disclosed to and approved by NATCO prior to the Review Date;


      the financial statements of Lassen for its most recently completed fiscal year (the "FINANCIAL STATEMENTS") will be prepared in accordance with generally accepted accounting principles and upon preparation and delivery hereunder shall be, true and correct in every material respect and present fairly and accurately the financial condition and position of Lassen as at the date to which the Financial Statements were prepared (the "STATEMENT DATE") and the results of its operations for the fiscal period ended on the Statement Date;


      no material adverse changes have occurred in Lassen's financial condition as disclosed in the Financial Statements since the Statement Date, except as has been in writing disclosed to and approved by NATCO prior to the Review Date;


      there are no advances, debts, duties, endorsements, guarantees, liabilities, obligations, responsibilities and undertakings of Lassen assumed, created, incurred or made, whether voluntary or involuntary, however arising, whether due or not due, absolute, contingent, liquidated or unliquidated, determined or undetermined, direct or indirect, express or implied, and whether Lassen may be liable individually or jointly with others ("INDEBTEDNESS"), except as is set forth in the Financial Statements elsewhere herein; and


      Lassen and the Shareholders agree to indemnify, defend and hold NATCO harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against NATCO which arise out of, or result from
      (i) any breach by Lassen or the Shareholders in performing any of their covenants or agreements under this Letter Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Lassen under this Agreement, (ii) a failure of any representation or warranty in this section 7.1 or (iii) any untrue statement made by Lassen or the Shareholders in this Letter Agreement.


THE REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS BY THE SHAREHOLDERS OR
      LASSEN SET FORTH IN SECTION 7.1 OR CONTAINED ELSEWHERE IN THIS LETTER AGREEMENT OR ANY CERTIFICATES OR OTHER DOCUMENTS DELIVERED TO NATCO PURSUANT TO THE PROVISIONS HEREOF OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY, ARE, EXCEPT WHERE OTHERWISE EXPRESSLY STATED, TRUE AS OF THE DATE AND TIME OF EXECUTION HEREOF BY THE SHAREHOLDERS AND LASSEN AND SHALL BE TRUE AT AND AS OF TIME OF CLOSING ON THE CLOSING DATE AS IF THOSE REPRESENTATIONS OR WARRANTIES, COVENANTS AND AGREEMENTS WERE MADE AT AND AS SUCH TIME. NOTWITHSTANDING ANY INVESTIGATIONS OR ENQUIRIES MADE BY NATCO PRIOR TO THE CLOSING DATE OR THE WAIVER OF ANY CONDITION BY NATCO, THE REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE SHAREHOLDERS AND LASSEN SHALL SURVIVE THE CLOSING DATE AND NOTWITHSTANDING THE CLOSING OF THE PURCHASE AND SALE HEREIN PROVIDED FOR, SHALL CONTINUE IN FULL FORCE AND EFFECT FOR A PERIOD OF ONE YEAR FROM THE CLOSING DATE.


TRANSACTIONS ON AND BEFORE CLOSING


THE SHAREHOLDERS AND LASSEN SHALL:


      As soon as practicable after the Agreement Date and, in any event, prior to the Closing Date, deliver the following documents to NATCO or its solictor in trust to be released in the manner specified herein:


            Executed and completed transfers and other documents necessary or advisable to transfer to NATCO the legal and beneficial ownership of the Shares; and


            a directors' resolution, duly executed by all the directors of Lassen and dated as of the Closing Date, authorizing and approving the sale of the Shares to NATCO or its nominees and the issuance of a new share certificate evidencing same.


      On or before the Closing, deliver the following documents to NATCO:


            irrevocable instructions to NATCO's Solicitor to release to NATCO each of the documents delivered pursuant to this Agreement which have not previously been released to NATCO;


            such other solicitors' opinions, officer's certificates and other documents respecting ownership and valid transfer of the Shares and respecting the affairs of Lassen as relate to the transactions contemplated hereby as may be reasonably requested by NATCO's Solicitor; and


            All documents required to be delivered to NATCO pursuant to this paragraph 8 shall be duly executed, authorized and completed and shall be in the form approved by NATCO's Solicitor.


ON OR BEFORE CLOSING, NATCO SHALL:


      Deliver or cause to be delivered any other documents or instruments required to be delivered by NATCO under the Formal Agreement, this Letter Agreement or any other agreement or instrument delivered or entered into under any of the foregoing; and


      Deliver such other documents respecting the completion of the transactions herein as Lassen and the Shareholders may reasonably request.


TERMINATION


UNLESS OTHERWISE AGREED TO IN WRITING  BY  ALL  OF  THE  PARTIES  HERETO, IF THE
      CONDITIONS HAVE NOT BEEN FULFILLED OR WAIVED BY NATCO ON OR BEFORE 5:00 P.M. (VANCOUVER TIME) ON MARCH 15[TH], 2008 (THE "Termination Date"), THIS LETTER AGREEMENT SHALL, ON THE SECOND BUSINESS DAY AFTER WRITTEN NOTICE BY NATCO TO LASSEN, CEASE TO BE EFFECTIVE AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO WILL TERMINATE FORTHWITH AND ABSOLUTELY.


FORMAL AGREEMENT


UPON ACCEPTANCE OF THIS LETTER AGREEMENT AND COMPLETION OF THE DUE DILIGENCE REVIEWS AND OTHER MATTERS TO BE COMPLETED ON OR BEFORE THE REVIEW DATE, THE PARTIES WILL INSTRUCT THEIR RESPECTIVE SOLICITORS TO SETTLE FOR EXECUTION A FORMAL AGREEMENT SUBSTANTIALLY IN THE FORM ATTACHED AS SCHEDULE "B" BASED UPON THE TERMS AND CONDITIONS SET OUT HEREIN AND SUCH OTHER TERMS AND CONDITIONS AS THE PARTIES MAY AGREE TO WHICH SHALL BE EXECUTED BY ALL PARTIES HERETO AND SUBSTITUTED FOR THIS LETTER AGREEMENT ON OR BEFORE THE AGREEMENT DATE. UNTIL SUCH TIME AS SUCH FORMAL AGREEMENT HAS BEEN EXECUTED AND DELIVERED BY THE PARTIES HERETO, THE AGREEMENT FORMED BY THE ACCEPTANCE HEREOF SHALL REMAIN IN FULL FORCE AND EFFECT.


FURTHER ASSURANCES


THE PARTIES HERETO SHALL EXECUTE  SUCH  OTHER DOCUMENTS AND DO SUCH OTHER THINGS
      AS MAY BE REASONABLY NECESSARY TO GIVE FULL EFFECT TO THE TRANSACTIONS CONTEMPLATED HEREBY.


PRE-COMPLETION MATTERS


IN CONSIDERATION OF THE MUTUAL PREMISES AND COVENANTS CONTAINED HEREIN AND OTHER
      GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HERETO AGREE THAT, UPON EXECUTION OF THIS LETTER AGREEMENT AND CONTINUING UNTIL THE EARLIER OF THE FIRST BUSINESS DAY AFTER THE EARLIER OF THE CLOSING DATE OR THE TERMINATION DATE:


      the Shareholders and Lassen shall maintain this Letter Agreement and all information pertaining thereto in strict confidence and shall not disclose same to any person unless approved in writing by NATCO;


      NATCO shall maintain this Letter Agreement and all information pertaining thereto in strict confidence and shall not disclose same to any person unless approved in writing by Lassen;


      the Shareholders shall refrain from and Lassen shall not permit the sale or transfer (directly or indirectly) of any of the Shares and the Shareholders and Lassen shall not in any manner permit any encumbrance or disposition of any of the Shares therein;


      Lassen and the Shareholders shall not permit Lassen to transfer, encumber or otherwise deal with any of its assets and rights (except in the ordinary course of its business as now carried on by it and on a non-arms length basis and for normal fair market consideration) and shall not do or permit any other thing contrary to or in hindrance of the transactions contemplated herein without the prior written approval of NATCO;


      None  of the Shareholders shall  enter  into,  solicit  or  entertain  any negotiations respecting the issuance, sale or disposition of any securities of Lassen and shall refrain from entering into any transaction which would have the effect preventing or significantly limiting the proposed transactions related thereto;


      the Shareholders and Lassen shall refrain from purchase or sale (directly or indirectly) of any securities of NATCO; and


      NATCO and its advisors or consultants shall have full access to all corporate records and other information relevant to Lassen, the Shares, and the transactions contemplated herein and Lassen shall advise its solicitors accordingly.


GENERAL PROVISIONS


ANY  REFERENCE  TO  A  MONETARY  AMOUNT,  "CASH",  DOLLARS  OR "$" (OTHER THAN A
      SPECIFIC REFERENCE TO UNITED STATES DOLLARS OR "US$") SHALL BE DEEMED TO REFER TO THE LAWFUL CURRENCY OF CANADA.


TIME IS OF THE ESSENCE HEREOF.


ANY NOTICE OR OTHER COMMUNICATION BETWEEN EITHER PARTY HEREUNDER WILL BE  DEEMED
      TO BE PROPERLY GIVEN WHEN IN WRITING AND DELIVERED BY HAND OR MAILED, POSTAGE PREPAID, OR SENT BY ELECTRONIC COMMUNICATION ON ANY BUSINESS DAY TO THE INTENDED RECIPIENT AT ITS ADDRESS FIRST WRITTEN ABOVE OR TO SUCH OTHER ADDRESS OR PERSON AS THE OTHER PARTY MAY FROM TIME TO TIME DESIGNATE BY NOTICE OR IF SENT BY ELECTRONIC COMMUNICATION TO SUCH TELECOMMUNICATION ADDRESS AS THE RESPECTIVE PARTIES MAY SPECIFY. ANY NOTICE DELIVERED ON A BUSINESS DAY WILL BE DEEMED CONCLUSIVELY TO HAVE BEEN EFFECTIVELY GIVEN ON THE DATE NOTICE WAS DELIVERED. ANY NOTICE SENT BY PREPAID REGISTERED MAIL WILL BE DEEMED CONCLUSIVELY TO HAVE BEEN EFFECTIVELY GIVEN ON THE THIRD BUSINESS DAY AFTER POSTING; BUT IF AT THE TIME OF POSTING OR BETWEEN THE TIME OF POSTING AND THE THIRD BUSINESS DAY THEREAFTER THERE IS A STRIKE, LOCKOUT OR OTHER LABOR DISTURBANCE AFFECTING POSTAL SERVICE, THEN THE NOTICE WILL NOT BE EFFECTIVELY GIVEN UNLESS DELIVERED BY HAND OR SENT BY ELECTRONIC COMMUNICATION.


THIS LETTER AGREEMENT WILL BE GOVERNED BY AND  INTERPRETED ACCORDING TO THE LAWS
      OF THE STATE OF WASHINGTON, AND THE PARTIES HEREBY IRREVOCABLY AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THEREOF IN CONNECTION WITH ANY DISPUTES ARISING HEREUNDER AND IRREVOCABLY SELECT SEATTLE, WASHINGTON AS THE PROPER VENUE FOR ANY SUCH DISPUTES.


THIS LETTER AGREEMENT  MAY  BE  EXECUTED  IN  AS  MANY  COUNTERPARTS  AS  MAY BE
      NECESSARY, EACH OF WHICH SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL AND SUCH COUNTERPARTS TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT.


Provided the foregoing terms are acceptable to you, please so indicate by executing and returning the enclosed copy of this letter by no later than February ___, 2008. Upon receipt of your acceptance of the foregoing terms, we will proceed expeditiously to prepare formal documentation containing the foregoing provisions and such other terms, conditions, representations and warranties as may be mutually agreeable to us.

We hereby acknowledge we will accept delivery by telecopy, telefax or other means of Electronic Communication producing a printed copy provided that the original copy of this letter is delivered to us within one week of the date of delivery of the copy sent by Electronic Communication.

Yours truly,


by:

NATCO INTERNATIONAL INC.


 /S/ Raj-Mohinder  Gurm
 By:  Raj-Mohinder Gurm
 Its:  President


Acknowledged and agreed to by Lassen this 19 day of February, 2008.


 LASSEN ENERGY, INC.


 /S/ Darry Boyd
 By:  Darry Boyd
 Its:  Chairman and CEO



Acknowledged and agreed to this _____ day of February, 2008 by the undersigned shareholders of Lassen who, by their signature hereto, represent they hold the number and type of shares of Lassen set out next to their respective names.


 Name and Signature of Shareholder      Number and Type of Shares held

 DBK Corporation


 /S/ Darry Boyd                         14,700,000  common shares
 By:  Darry Boyd
 Its: Chairman and Chief Executive
       Officer
 Resource Capital Development, Inc.

 /S/ Ronald D. Lewis
 By:  Ronald D. Lewis                   6,300,000 common shares
 Its:   President

 Capital Group Communications, Inc.


 /S/ Devin Bosch                        5,250,000 common shares
 By:  Devin Bosch
 Its:   President

 Peter Kristensen


 /S/ Peter Kristersen                   1,750,000  common shares
 By: Peter Kristensen

 Briton McConkie


 /S/ Briton McConkie                    1,750,000  common shares
 By: Briton McConkie



 Joseph Martin, LLC

                                        1,750,000 common shares
 /S/ Steve Careaga
 By: Steve Careaga
 Its:  Manager


 The Otto Law Group, PLLC
 /S/ David M. Otto
 By: David M. Otto                      875,000 common shares
 Its:  President
                                        32,375,000 common shares

                             TOTAL:





     SCHEDULE "A" TO LETTER AGREEMENT BETWEEN LASSEN ENERGY, INC. AND NATCO
                               INTERNATIONAL INC.

1. Definitions

   1.1. Where used herein, the following terms shall have the meanings set out below:
      (a) "AGREEMENT" means the agreement between NATCO, Lassen and the Shareholders by execution of the Letter Agreement or, after execution of the Formal Agreement, the Formal Agreement;

       (b)"CLOSING" has the meaning ascribed to it in paragraph 3.1;

       (c)"CLOSING DATE" has the meaning ascribed to it in paragraph 2.1;

      (D) "COMMON SHARES" means the common shares of NATCO, as constituted on the date hereof;

      (E) "ELECTRONIC COMMUNICATION" means telefax, teletype or other means of electronic communication producing a printed copy but, for greater clarity, shall not include e-mail unless the other party acknowledges receipt of same in writing;

      (F) "FORMAL AGREEMENT" has the meaning set out in the second paragraph on the first page hereof;

      (G) "LETTER AGREEMENT" means this binding letter agreement, including the schedules thereto;

      (H) "LIEN" means any mortgage, debenture, charge, hypothecation, pledge, lien, or other security interest or encumbrance of whatever kind or nature, regardless of form and whether consensual or arising by law, statutory or otherwise that secures the payment of any indebtedness or the performance of any obligation or creates in favor of or grants to any person any proprietary right;

      (I) "NATCO" means Natco International Inc.;

      (J) "REGULATORY AUTHORITIES" means any authorities having jurisdiction with respect to NATCO or any or all of the operations comprising the proposed transaction or whose approval or consent must be obtained to implement or carry out the operation thereof as now contemplated;

      (K) "SHAREHOLDERS" means the shareholders of Lassen including those who are signatory to this binding letter agreement;

Page 2
BINDING LETTER AGREEMENT
LASSEN ENERGY, INC. AND
NATCO INTERNATIONAL INC.


     SCHEDULE "B" TO LETTER AGREEMENT BETWEEN LASSEN ENERGY, INC. AND NATCO
                               INTERNATIONAL INC.

                           FORM OF FORMAL AGREEMENT
AGREEMENT

                     CONCERNING THE EXCHANGE OF SECURITIES

                                  BY AND AMONG

                            NATCO INTENATIONAL INC.

                                      AND

                            LASSEN ENERGY, INC. AND

                  THE SECURITY HOLDERS OF LASSEN ENERGY, INC.

Page i
BINDING LETTER AGREEMENT
LASSEN ENERGY, INC. AND
NATCO INTERNATIONAL INC.


                                     INDEX
                                                                            Page


ARTICLE I - EXCHANGE OF SECURITIES..............................................


Exchange of Securities..........................................................

  1.1    Issuance of Securities.................................................
  1.2    Exemption from Registration............................................

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF LASSEN ENERGY....................

  Representations and Warranties of Lassen......................................
  2.1    Organization...........................................................
  2.2    Capital................................................................
  2.3    Subsidiaries...........................................................
  2.4    Directors and Executive Officers.......................................
  2.5    Financial Statements...................................................
  2.6    Absence of Changes.....................................................
  2.7    Absence of Undisclosed Liabilities.....................................
  2.8    Tax Returns............................................................
  2.9    Investigation of Financial Condition...................................
  2.10   Intellectual Property Rights...........................................
  2.11   Compliance with Laws...................................................
  2.12   Litigation.............................................................
  2.13   Authority..............................................................
  2.14   Ability to Carry Out Obligations.......................................
  2.15   Full Disclosure........................................................
  2.16   Assets.................................................................
  2.17   Material Contracts.....................................................
  2.18   Indemnification........................................................
  2.19   Criminal or Civil Acts.................................................
  2.20   Restricted Securities..................................................

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF NATCO...........................

  Representations and Warranties of NATCO.......................................
  3.1    Organization...........................................................
  3.2    Capital................................................................
  3.3    Subsidiaries...........................................................
  3.4    Directors and Officers.................................................
  3.5    Financial Statements...................................................
  3.6    Absence of Changes.....................................................
  3.7    Absence of Undisclosed Liabilities.....................................
  3.8    Tax Returns............................................................
  3.9    Investigation of Financial Condition...................................
  3.10   Intellectual Property Rights...........................................
  3.11   Compliance with Laws...................................................
  3.12   Litigation.............................................................
  3.13   Authority..............................................................
  3.14   Ability to Carry Out Obligations.......................................
  3.15   Full Disclosure........................................................
  3.16   Assets.................................................................
  3.17   Material Contracts.....................................................
  3.18   Indemnification........................................................
  3.19   Criminal or Civil Acts.................................................

ARTICLE IV - COVENANTS PRIOR TO THE CLOSING DATE................................

  Covenants Prior to the Closing Date...........................................
  4.1    Investigative Rights...................................................
  4.2    Conduct of Business....................................................
  4.3    Confidential Information...............................................
  4.4    Notice of Non-Compliance...............................................

ARTICLE V - CONDITIONS PRECEDENT TO NATCO'S PERFORMANCE.........................

  Conditions Precedent to NATCO's Performance...................................
  5.1    Conditions.............................................................
  5.2    Accuracy of Representations............................................
  5.3    Performance............................................................
  5.4    Absence of Litigation..................................................
  5.5    Officer's Certificate..................................................
  5.6    Corporate Action.......................................................
  5.7    Acceptance of Financial Statements.....................................
  5.8    Validation and Approval of Technology..................................

ARTICLE VI - CONDITIONS PRECEDENT TO LASSEN'S PERFORMANCE.......................

  Conditions Precedent to Lassen's Performance..................................
  6.1    Conditions.............................................................
  6.2    Accuracy of Representations............................................
  6.3    Performance............................................................
  6.4    Absence of Litigation..................................................
  6.5    Officer's Certificate..................................................
  6.6    Payment of Liabilities.................................................
  6.7    Directors of NATCO.....................................................
  6.8    Officers of NATCO......................................................
  6.9    Corporate Action.......................................................

ARTICLE VII - CLOSING...........................................................

  Closing.......................................................................
  7.1    Closing................................................................

ARTICLE VIII - COVENANTS SUBSEQUENT TO THE CLOSING DATE.........................

  Covenants Subsequent to the Closing Date......................................
  8.1    Registration and Listing...............................................

ARTICLE IX - MISCELLANEOUS......................................................

  Miscellaneous.................................................................
  9.1    Captions and Headings..................................................
  9.2    No Oral Change.........................................................
  9.3    Non-Waiver.............................................................
  9.4    Time of Essence........................................................
  9.5    Entire Agreement.......................................................
  9.6    Choice of Law..........................................................
  9.7    Counterparts...........................................................
  9.8    Notices................................................................
  9.9    Binding Effect.........................................................
  9.10   Mutual Cooperation.....................................................
  9.11   Finders................................................................
  9.12   Announcements..........................................................
  9.13   Expenses...............................................................
  9.14   Survival of Representations and Warranties.............................
  9.15   Exhibits...............................................................
  9.16   Termination, Amendment and Waiver......................................

EXHIBITS

  0.1        List of Lassen Security Holders to Receive NATCO Stock
  0.2        Subscription Agreement
  2.5         Lassen Financial Statements
  2.7         Lassen Liability Schedule
  2.16*     Lassen Assets
  2.17       Lassen Material Contracts
  3.5         NATCO Financial Statements
  3.8         NATCO Tax Returns
  3.12             NATCO Litigation
  3.17*     NATCO Assets

  *if necessary

Page 1
BINDING LETTER AGREEMENT
LASSEN ENERGY, INC. AND
NATCO INTERNATIONAL INC.


                                   AGREEMENT

      THIS AGREEMENT ("AGREEMENT") is made this ___ day of February, 2008, by and between NATCO International Inc., a Delaware corporation ("NATCO"), Lassen Energy, Inc., a California corporation ("LASSEN") and the security holders of Lassen (the "LASSEN SECURITY HOLDERS") who are listed on Exhibit 1.1 hereto.

      WHEREAS, NATCO desires to acquire all of the issued and outstanding common stock of Lassen ("LASSEN STOCK") from the Lassen Security Holders in exchange for common stock of NATCO; and

      WHEREAS, all of the Lassen Security Holders agree to exchange one hundred percent (100%) of the Lassen Stock they hold in Lassen for thirty two million three hundred seventy five thousand (32,375,000) shares of NATCO common stock (the "NATCO SHARES").


      NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties hereto agree as follows:

                                   ARTICLE I
EXCHANGE OF SECURITIES

      1.1 ISSUANCE OF SECURITIES. Subject to the terms and conditions of this Agreement, NATCO agrees to issue and exchange the NATCO Shares for one hundred percent (100%) of the issued and outstanding Lassen Stock held by the Lassen Security Holders (the "SHARE EXCHANGE"). Prior to the Share Exchange, NATCO shall complete a reverse stock split ("REVERSE SPLIT") with respect to its common stock currently issued and outstanding, resulting in NATCO having outstanding a total of two million six hundred twenty five thousand 2,625,000 shares of common stock issued and outstanding on the Closing Date (as hereinafter defined) immediately prior to the issuance, upon Closing (defined in
Section 7.1) of thirty two million three hundred seventy five thousand (32,375,000) shares of NATCO common stock to the Lassen Security Holders. The NATCO Shares will be issued directly to the Lassen Security Holders on the Closing Date, pursuant to the schedule set forth in Exhibit 1.1.


      1.2 EXEMPTION FROM REGISTRATION. The parties hereto intend that the NATCO Shares to be issued to the Lassen Security Holders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), pursuant to Section 4(2) and/or Regulation D of the Securities Act and rules and regulations promulgated thereunder. In furtherance thereof, each of the Lassen Security Holders will execute and deliver to NATCO subscription agreements for the NATCO Shares, a copy of which is attached as
Exhibit 1.2, on the Closing Date of this Agreement (the "CLOSING DATE").





                                   ARTICLE II
REPRESENTATIONS AND WARRANTIES OF LASSEN

      Lassen hereby represents and warrants to NATCO that:

      2.1 ORGANIZATION. Lassen is a corporation duly organized, validly existing and in good standing under the laws of California, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

      2.2 CAPITAL. The Lassen Security Holders will deliver 100% of its issued and outstanding stock, subscriptions, options, rights, warrants, debentures, instruments, convertible securities convertible preferred stock, or other agreements or commitments obligating Lassen to issue any additional Lassen Stock of any class. There shall be no outstanding preferred stock of Lassen at the time of the Closing.

      2.3   SUBSIDIARIES. Lassen currently does not own any subsidiaries.

      2.4 DIRECTORS AND EXECUTIVE OFFICERS. The names and titles of the directors and executive officers of Lassen are as follows:

            (a)

 NAME        POSITION
 Darry Boyd  Director , Chief Executive Officer

            (b) Immediately upon the Closing, NATCO shall appoint Lassen's designated management team.

      2.5 FINANCIAL STATEMENTS. Lassen represents that it shall have the ability to provide and shall produce, at NATCO's expense, within forty-five (45) days of Closing, financial statements consisting of a balance sheet and a related statements of income and cash flow for (I) the prior two (2) fiscal years (or for the period since inception of Lassen, if less than two years),
(II) for the quarters subsequent to the most recent fiscal year and (III) for the period subsequent to the most recent quarter if material changes have occurred (the "LASSEN FINANCIAL STATEMENTS"), which fairly represent the financial condition of Lassen as of the respective dates and for the periods involved, and such statements shall be prepared in accordance with generally accepted accounting principles (GAAP).

The Lassen Financial Statements shall state Zero Dollars ($0) of debt-related liabilities.


      2.6 ABSENCE OF CHANGES. Since December 31, 2007, there has not been any material change in the financial condition or operations of Lassen, except as contemplated by this Agreement. As used throughout this Agreement, "material" means: Any change or effect (or development that, insofar as can be reasonably foreseen, is likely to result in any change or effect) that causes substantial increase or diminution in the business, properties, assets, condition (financial or otherwise) or results of operations of a party. Taken as a whole, material change shall not include changes in national or international economic conditions or industry conditions generally; changes or possible changes in statutes and regulations applicable to a party; or the loss of employees, customers or suppliers by a party as a direct or indirect consequence of any announcement relating to this transaction.

      2.7 ABSENCE OF UNDISCLOSED LIABILITIES. As of the Closing Date, Lassen shall not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the Lassen Liability Schedule, attached as Exhibit 2.7.

      2.8 TAX RETURNS. Lassen has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. There are no present disputes as to taxes of any nature payable by Lassen.

      2.9 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, NATCO, its legal counsel and accountants shall have the opportunity to meet with Lassen's accountants and attorneys to discuss the financial condition of Lassen during reasonable business hours and in a manner that does not interfere with the normal operation of Lassen's business. Lassen shall make available to NATCO all books and records of Lassen.

      2.10 INTELLECTUAL PROPERTY RIGHTS. Lassen owns or has the right to use all trademarks, service marks, trade names, copyrights and patents material to its business.

      2.11 COMPLIANCE WITH LAWS. To the best of Lassen's knowledge, Lassen has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws, except where such non-compliance would not have a material adverse impact upon its business or properties.

      2.12 LITIGATION. Lassen is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of Lassen, threatened against or affecting Lassen or its business, assets or financial condition. Lassen is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Lassen is not engaged in any material litigation to recover monies due to it.

      2.13 AUTHORITY. The Board of Directors of Lassen has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and Lassen has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of Lassen and is enforceable in accordance with its terms and conditions. A majority of Lassen Security Holders have agreed to and have approved the terms of this Agreement and the exchange of securities contemplated hereby.

      2.14 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by Lassen and the performance by Lassen of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which Lassen is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Lassen, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Lassen.

      2.15 FULL DISCLOSURE. None of the representations and warranties made by Lassen herein or in any exhibit, certificate or memorandum furnished or to be furnished by Lassen, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

      2.16 ASSETS. Lassen's assets are fully included in Exhibit 2.5, to be made available at or prior to Closing or, if Exhibit 2.5 is not available at Closing, attached as Exhibit 2.16 attached hereto, and such assets are not subject to any claims or encumbrances except as indicated in Exhibit 2.5 or
Schedule 2.16, respectively.

      2.17 MATERIAL CONTRACTS. A list of Lassen's material contracts are attached hereto as Exhibit 2.17, and such contracts shall be made available for inspection within five (5) days prior to Closing.

      2.18 INDEMNIFICATION. Lassen agrees to indemnify, defend and hold NATCO harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against NATCO which arise out of, or result from (i) any breach by Lassen in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Lassen under this Agreement, (ii) a failure of any representation or warranty in this Article II or (iii) any untrue statement made by Lassen in this Agreement.

      2.19 CRIMINAL OR CIVIL ACTS. For the period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of Lassen has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission or NASD proceeding.

      2.20 RESTRICTED SECURITIES. Lassen and the Lassen Security Holders acknowledge that all of the NATCO Shares issued by NATCO are restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Securities Act.



                                  ARTICLE III
REPRESENTATIONS AND WARRANTIES OF NATCO

      NATCO represents and warrants to Lassen that:

      3.1 ORGANIZATION. NATCO is a corporation duly organized, validly existing and in good standing under the laws of Delaware, has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

      3.2 CAPITAL. The authorized capital stock of NATCO consists of: i) fifty million (50,000,000) shares of $0.001 par value common stock, of which approximately twenty million four hundred forty seven thousand six hundred fourteen (20,447,614) shares are currently outstanding; and ii) five million (5,000,000) shares of $0.001 par value preferred stock, of which zero (0) shares are currently are outstanding. Following the Reverse Split, two million six hundred twenty five thousand (2,625,000) shares of NATCO common stock will be issued and outstanding. Thirty two million three hundred seventy five thousand (32,375,000) additional shares of NATCO common stock will be issued to the
Lassen Security Holders pursuant to this Agreement at Closing. All of the outstanding common stock is duly and validly issued, fully paid and non-assessable. There are no outstanding subscriptions, rights, debentures, warrants, instruments, convertible securities or other agreements or commitments obligating NATCO to issue any additional shares of its capital stock of any class.

      3.3 SUBSIDIARIES. NATCO does not have any subsidiaries or own any interest in any other enterprise.

      3.4 DIRECTORS AND OFFICERS. The name and titles of the director and executive officers of NATCO are as follows:

            (a)

NAME                   POSITION
Raj-Mohinder Gurm      Director, President, Chief Executive Officer and Chief Financial Officer

John Rennie            Director and Secretary

Gerry Podersky-Cannon  Director

Stephen Sleigh
                       Director

            (b) Pursuant to this Agreement, NATCO shall appoint two (2) Lassen designees to the board of directors, the first upon Closing, and the second within 90 days of Closing (but in no event earlier than 45 days following Closing, pursuant to Rule 14(f) of the 1934 Exchange Act;

            (c) Concurrent to this Agreement, Darry Boyd and NATCO will execute an employment agreement naming Darry Boyd the Chief Executive Officer of NATCO.

      3.5 FINANCIAL STATEMENTS. Exhibit 3.5 hereto consists of the audited financial statements of NATCO for the fiscal quarter ended December 31, 2007 (the "NATCO FINANCIAL STATEMENTS") The NATCO Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by NATCO throughout the period indicated, and fairly present the financial position of NATCO as of the date of the balance sheet included in the NATCO Financial Statements and the results of operations for the period indicated.

      3.6 ABSENCE OF CHANGES. Since December 31, 2007, there has not been any material change in the financial condition or operations of NATCO, except as publically filed with the Securities and Exchange Commission ("COMMISSION") or contemplated by this Agreement. As used throughout this Agreement, "material" means: Any change or effect (or development that, insofar as can be reasonably foreseen, is likely to result in any change or effect) that causes substantial increase or diminution in the business, properties, assets, condition (financial or otherwise) or results of operations of a party. Taken as a whole, material change shall not include changes in national or international economic conditions or industry conditions generally; changes or possible changes in statutes and regulations applicable to a party; or the loss of employees, customers or suppliers by a party as a direct or indirect consequence of any announcement relating to this transaction.

      3.7 ABSENCE OF UNDISCLOSED LIABILITIES. As of the Closing Date, NATCO shall not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the NATCO Financial Statements.

      3.8 TAX RETURNS. NATCO has filed all federal, state and local tax returns required by law and have paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in Exhibit 3.8 are adequate for the periods indicated. There are no present disputes as to taxes of any nature payable by NATCO.

      3.9 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, Lassen, its legal counsel and accountants shall have the opportunity to meet with NATCO's accountants and attorneys to discuss the financial condition of NATCO during reasonable business hours and in a manner that does not interfere with the normal operation of NATCO's business. NATCO shall make available to Lassen all books and records of NATCO.

      3.10 INTELLECTUAL PROPERTY RIGHTS. NATCO has no trademarks, service marks, trade names, copyrights or patents material to its business.

      3.11 COMPLIANCE WITH LAWS. To the best of NATCO's knowledge, NATCO has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws, except where such non-compliance would not have a material adverse impact upon its business or properties.

      3.12 LITIGATION. NATCO is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of NATCO, threatened against or affecting NATCO or its business, assets or financial condition. NATCO is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. NATCO is not engaged in any material litigation to recover monies due to it except as indicated in Exhibit 3.12.

      3.13 AUTHORITY. The Board of Directors of NATCO has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and NATCO has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of NATCO and is enforceable in accordance with its terms and conditions.

      3.14 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by NATCO and the performance by NATCO of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which NATCO is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of NATCO, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of NATCO.

      3.15 FULL DISCLOSURE. None of the representations and warranties made by NATCO herein or in any exhibit, certificate or memorandum furnished or to be furnished by NATCO, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

      3.16 ASSETS. NATCO assets are fully included in Exhibit 3.5 and are not subject to any claims or encumbrances except as indicated in Exhibit 3.5.

      3.17 MATERIAL CONTRACTS. A list of NATCO's material contracts are attached hereto as Exhibit 3.17, and such contracts shall be made available for inspection within five (5) days prior to Closing.

      3.18 INDEMNIFICATION. NATCO agrees to indemnify, defend and hold Lassen harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against Lassen which arise out of, or result from (i) any breach by NATCO in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by NATCO under this Agreement, (ii) a failure of any representation or warranty in this Article III or (iii) any untrue statement made by NATCO in this Agreement.

      3.19 CRIMINAL OR CIVIL ACTS. For the period of five (5) years prior to the execution of this Agreement, no executive officer, director or principal stockholder of NATCO has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission or NASD proceeding.


                                   ARTICLE IV
COVENANTS PRIOR TO THE CLOSING DATE

      4.1 INVESTIGATIVE RIGHTS. Prior to the Closing Date, each party shall provide to the other party, and such other party's counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request. If during the investigative period one party learns that a representation of the other party was not accurate, no such claim may be asserted by the party so learning that a representation of the other party was not accurate.

      4.2 CONDUCT OF BUSINESS. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business. Neither party shall amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities. Neither party shall enter into negotiations with any third party or complete any transaction with a third party involving the sale of any of its assets or the exchange of any of its common stock.

      4.3 CONFIDENTIAL INFORMATION. Each party will treat all non-public, confidential and trade secret information received from the other party as confidential, and such party shall not disclose or use such information in a manner contrary to the purposes of this Agreement. Moreover, all such information shall be returned to the other party in the event this Agreement is terminated.

      4.4 NOTICE OF NON-COMPLIANCE. Each party shall give prompt notice to the other party of any representation or warranty made by it in this Agreement becoming untrue or inaccurate in any respect or the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

                                    ARTICLE V
CONDITIONS PRECEDENT TO NATCO'S PERFORMANCE

      5.1 CONDITIONS. NATCO's obligations hereunder shall be subject to the satisfaction at or before the Closing Date of all the conditions set forth in this Article V. NATCO may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by NATCO of any other condition of or any of NATCO's other rights or remedies, at law or in equity, if Lassen shall be in default of any of its representations, warranties or covenants under this Agreement.

      5.2 ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by Lassen in this Agreement or in any written statement that shall be delivered to NATCO by Lassen under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

      5.3 PERFORMANCE. Lassen shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

      5.4 ABSENCE OF LITIGATION. No action, suit or proceeding, including injunctive actions, before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Lassen on or before the Closing Date.

      5.5 OFFICER'S CERTIFICATE. Lassen shall have delivered to NATCO a certificate dated the Closing Date signed by the Chief Executive Officer of Lassen certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article II are true and correct as of the Closing Date.

      5.6 CORPORATE ACTION. Lassen shall have obtained the approval of the Lassen Security Holders for the transaction contemplated by this Agreement.

      5.7 ACCEPTANCE OF FINANCIAL STATEMENTS. NATCO shall have reviewed and in its sole discretion accepted, prior to the Closing Date, the Lassen Financial Statements as set forth in Exhibit 2.5.

      5.8 VALIDATION AND APPROVAL OF TECHNOLOGY. As part of its due diligence, NATCO and/or its designated representative(s), at its own expense, shall have had the opportunity to conduct a complete site inspection, demonstration and review of Lassen's technologies and products that is satisfactory to NATCO, at a time practical to both Lassen and NATCO.



                                   ARTICLE VI
CONDITIONS PRECEDENT TO LASSEN'S PERFORMANCE

      6.1 CONDITIONS. Lassen's obligations hereunder shall be subject to the satisfaction at or before the Closing Date of all the conditions set forth in this Article VI. Lassen may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Lassen of any other condition of or any of Lassen's rights or remedies, at law or in equity, if NATCO shall be in default of any of its representations, warranties or covenants under this Agreement.

      6.2 ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by NATCO in this Agreement or in any written statement that shall be delivered to Lassen by NATCO under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

      6.3 PERFORMANCE. NATCO shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

      6.4 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against NATCO on or before the Closing Date.

      6.5 OFFICER'S CERTIFICATE. NATCO shall have delivered to Lassen a certificate dated the Closing Date signed by the Chief Executive Officer of NATCO certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article III are true and correct as of the Closing Date.

      6.6 PAYMENT OF LIABILITIES. On or before the Closing Date, NATCO shall have paid any outstanding obligations and liabilities of NATCO through the Closing Date, including obligations created subsequent to the execution of this Agreement.

      6.7 DIRECTORS OF NATCO. On the Closing Date, all but one of the members of the Board of Directors of NATCO shall resign and the Board of Directors of NATCO shall simultaneously appoint two (2) designees of Lassen to NATCO Board of Directors.

      6.8 OFFICERS OF NATCO. On the Closing Date, the newly constituted Board of Directors of NATCO shall elect Darry Boyd as the Chief Executive Officer of NATCO and NATCO's existing executive officers shall resign. Concurrent to this Agreement, the Board of Directors of NATCO shall execute an employment agreement naming Darry Boyd to the position of Chief Executive Officer of NATCO.

      6.9 CORPORATE ACTION. NATCO currently has twenty million four hundred forty seven thousand six hundred fourteen (20,447,614) shares of its common stock outstanding. Prior to the Closing Date, NATCO shall complete the Reverse Split with respect to the shares of its common stock issued and outstanding, resulting in NATCO having a total of two million six hundred twenty five thousand (2,625,000) shares of its common stock issued and outstanding on the Closing Date immediately prior to the issuances of the NATCO Shares to the Lassen Security Holders.

                                  ARTICLE VII
CLOSING

      7.1 CLOSING. The closing of this Agreement shall be held at the offices of The Otto Law Group, PLLC, or at any mutually agreeable place within thirty
(30) days of the mutual execution of this Agreement, unless extended by mutual agreement ("CLOSING"). At Closing:

      (a) Lassen shall deliver to NATCO (i) copies of Exhibit 1.2 executed by all of the Lassen Security Holders, (ii) an assignment of all of the Lassen Stock to NATCO, (iii) the officer's certificate described in
            Section 5.5, (iv) signed minutes of its directors approving this Agreement.

      (b) NATCO shall deliver to Lassen (i) certificates representing thirty two million three hundred seventy five thousand (32,375,000) NATCO Shares issued in the names of the Lassen Security Holders, pursuant to Exhibit 1.1, (ii) the officer's certificate described in Section 6.5, and (iii) signed minutes of its directors approving this Agreement.

                                  ARTICLE VIII
COVENANTS SUBSEQUENT TO THE CLOSING DATE

      8.1   REGISTRATION AND LISTING. Following the Closing Date, NATCO shall:

            (a) Continue NATCO's common stock quotation on the Electronic Over-the-Counter Bulletin Board system;

            (b)   Comply  with  the  Form  8-K  requirements  of  the Securities
                  Exchange Act of 1934 (the "EXCHANGE ACT"), including the timely preparation and filing of audited financial statements as required by Form 8-K;

            (c) Promptly retain a qualified investor and public relations firm; and

            (d) Clear any Exchange Act Rule 144 sales of NATCO common stock offered by any NATCO common stockholder including affiliates or former affiliates of NATCO within forty-eight (48) hours of the filing of the Notice of Sale pursuant to Rule 144.

      A.2 CORPORATE ACTION. NATCO shall file the required documents and take the required actions to change its name to "P2 Solar, Inc." or to such other name as deemed acceptable to the directors and management of Lassen, within thirty (30) days following the Closing.





                                   ARTICLE IX
MISCELLANEOUS

      9.1 CAPTIONS AND HEADINGS. The article and Section headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

      9.2 NO ORAL CHANGE. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

      9.3 NON-WAIVER. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

      9.4 TIME OF ESSENCE. Time is of the essence of this Agreement and of each and every provision hereof.

      9.5 ENTIRE AGREEMENT. This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

      9.6 CHOICE OF LAW. This Agreement and its application shall be governed by the laws of the state of Washington.

      9.7 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      9.8 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

            NATCO:                   NATCO International Inc.
                               #204
                               13569- 76 Avenue
                               Surrey, BC V3W 2W3
                               Canada
                                                              Attn: Raj-Mohinder
Gurm, Chief Executive Officer


            With a copy to:    Allen D. Leschert
            Leschert & Company Law Corporation
            200 Granville Square
            2760 - 200 Granville Street
            Vancouver, British Columbia
            V6C 1S4

            Lassen:            Lassen Energy, Inc.
                               Suite 108A #327
                                    300 Carlsbad Village Dr.
                                          Carlsbad, CA 92008
                               Attn: Darry Boyd, Chief Executive Officer

            With a copy to:          The Otto Law Group, PLLC
                                     601 Union Street, Suite 4500
                                     Seattle, Washington 98101
                                     Attn: David Otto

      9.9 BINDING EFFECT. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

      9.10 MUTUAL COOPERATION. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

      9.11  FINDERS. There are no finders in connection with this transaction.

      9.12 ANNOUNCEMENTS. The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

      9.13 EXPENSES. Each party will bear their own expenses, including legal fees incurred in connection with this Agreement. The Lassen Security Holders shall not be responsible for any costs incurred in connection with the transaction contemplated by this Agreement.

      9.14 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, shall survive the Closing Date.

      9.15 EXHIBITS. As of the execution hereof, the parties have provided each other with the exhibits described herein. Any material changes to the exhibits shall be immediately disclosed to the other party.

      9.16  TERMINATION, AMENDMENT AND WAIVER.

      (a) TERMINATION. This Agreement may be terminated at any time prior to the Closing Date, whether before or after approval of matters presented in connection with the share exchange by and between the stockholders of NATCO and the stockholders of Lassen:

            (1)   By mutual written consent of Lassen and NATCO;

            (2)   By either Lassen or NATCO;

                  (i) If any court of competent jurisdiction or any governmental, administrative or regulatory authority, agency or body shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement; or

                  (ii) If the transaction shall not have been consummated on or before thirty (30) days following mutual execution of this Agreement, unless the failure to consummate the transaction is the result of a material breach of this Agreement by the party seeking to terminate this Agreement.

            (3) By Lassen, if NATCO breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement; and

            (4) By NATCO, if Lassen breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement.

      (b) EFFECT OF TERMINATION. In the event of termination of this Agreement by either NATCO or Lassen, as provided herein, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Lassen or NATCO, and such termination shall not relieve any party hereto for any intentional breach prior to such termination by a party hereto of any of its representations or warranties or any of its covenants or agreements set forth in this Agreement.

      (c)   EXTENSION;  WAIVER.   At  any  time  prior to the Closing Date,  the
parties may, to the extent legally allowed, (a) extend the time for the performance of any of the obligation of the other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

      (d) PROCEDURE FOR TERMINATION, AMENDMENT, EXTENSION OR WAIVER. A termination of this Agreement, an amendment of this Agreement or an extension or waiver shall, in order to be effective, require in the case of Lassen or NATCO, action by its respective Board of Directors or the duly authorized designee of such Board of Directors.

Page 15
BINDING LETTER AGREEMENT
LASSEN ENERGY, INC. AND
NATCO INTERNATIONAL INC.


      In witness whereof, the parties have executed this Agreement concerning the exchange of securities on the date indicated above.

NATCO INTERNATIONAL INC.



By: Raj Gurm
Its:  Chairman and Chief Executive
      Officer



LASSEN ENERGY, INC. AND ITS SECURITY HOLDERS




By: Darry Boyd
Its:  Chairman and Chief Executive
      Officer

Page 1
BINDING LETTER AGREEMENT
LASSEN ENERGY, INC. AND
NATCO INTERNATIONAL INC.


                                  EXHIBIT 1.1

         LIST OF LASSEN SECURITY HOLDERS TO RECEIVE NATCO COMMON STOCK

                       (To be provided prior to Closing)

Page 1
BINDING LETTER AGREEMENT
LASSEN ENERGY, INC. AND
NATCO INTERNATIONAL INC.



                                  EXHIBIT 1.2

                             SUBSCRIPTION AGREEMENT

                       (To be provided prior to Closing)

Page 1
BINDING LETTER AGREEMENT
LASSEN ENERGY, INC. AND
NATCO INTERNATIONAL INC.


                                  EXHIBIT 2.5

                          LASSEN FINANCIAL STATEMENTS

                       (To be provided prior to Closing)

Page 1
BINDING LETTER AGREEMENT
LASSEN ENERGY, INC. AND
NATCO INTERNATIONAL INC.


                                  EXHIBIT 2.7

                           LASSEN LIABILITY SCHEDULE

                       (To be provided prior to Closing)

Page 1
BINDING LETTER AGREEMENT
LASSEN ENERGY, INC. AND
NATCO INTERNATIONAL INC.


                                 EXHIBIT 2.16

                                 LASSEN ASSETS

                (To be provided prior to Closing, if necessary)

Page 1
BINDING LETTER AGREEMENT
LASSEN ENERGY, INC. AND
NATCO INTERNATIONAL INC.


                                  EXHIBIT 2.17

                           LASSEN MATERIAL CONTRACTS

                       (To be provided prior to Closing)

Page 1
BINDING LETTER AGREEMENT
LASSEN ENERGY, INC. AND
NATCO INTERNATIONAL INC.


                                  EXHIBIT 3.5

                           NETCO FINANCIAL STATEMENTS

                       (To be provided prior to Closing)




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
Page 1
BINDING LETTER AGREEMENT
LASSEN ENERGY, INC. AND
NATCO INTERNATIONAL INC.


                                  EXHIBIT 3.8

                               NATCO TAX RETURNS

                       (To be provided prior to Closing)




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
Page 1
BINDING LETTER AGREEMENT
LASSEN ENERGY, INC. AND
NATCO INTERNATIONAL INC.


                                  EXHIBIT 3.12

                                NATCO LITIGATION

NATCO has commenced legal proceedings in British Columbia Supreme Court against Photo Violation Technologies Corp. ("PVT") and its president, Fred Mitschele (a.k.a., Fred Marlatt) ("Mitschele"), claiming punitive, exemplary and consequential damages and other remedies arising from breach of contract and wrongful conduct on the part of Mitschele ("PVT LAWSUIT"). NATCO claims PVT has breached the agreement among NATCO, PVT and Mitschele, entered into on or about March 16, 2007, which provides for completion of a previously announced reverse merger between NATCO and PVT (the "REVERSE MERGER"). NATCO also claims in Court documents that Mitschele has engaged in a number of wrongful acts, including inducing breach of contract, attempting to divert prospective investors from NATCO to PVT, failing to provide financial statements and other necessary documents and wrongfully instructing PVT's counsel to purportedly terminate the Reverse Merger. NATCO is seeking to recover approximately $1.5 million which was advanced to PVT in contemplation of the Reverse Merger, plus obtain additional damage and other relief against PVT and Mitschele arising from their conduct.

Prior to the Closing, NATCO will assign its rights and obligations to the PVT Lawsuit to a third party, who in turn will execute a full indemnification in favor of NATCO from all actions arising from the Reverse Merger and PVT Lawsuit.

Page 1
BINDING LETTER AGREEMENT
LASSEN ENERGY, INC. AND
NATCO INTERNATIONAL INC.


                                  EXHIBIT 3.17

                                  NATCO ASSETS

                (To be provided prior to Closing, if necessary)





1